UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2013

ENTERTAINMENT GAMING ASIA INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit C1, G/F., Koon Wah Building No. 2 Yuen Shun Circuit Yeun Chau Kok, Shatin New Territories, Hong Kong
(Address of principal executive offices)

+ 852-3147 6600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 7.01 Regulation FD Disclosure.

During the period of April 25 through April 26, 2013, Entertainment Gaming Asia Inc.’s (the “Company”) Chairman and Chief Executive Officer, Clarence Chung, will be conducting meetings with investors and research analysts in the United States. The presentation materials are attached to this Current Report on Form 8-K as Exhibit 99.1.

The Company notes that certain statements or depictions included in the referenced presentation and set forth in this Current Report on Form 8-K contain forward-looking statements concerning Entertainment Gaming Asia Inc., within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include statements regarding expectations for the Company’s slot operations business model, the earnings of the Pailin and Poipet gaming projects, growth of the gaming industry in the Indo-China region, the Company’s ability to secure new casino and gaming projects and fund those projects, expectations for the Company’s gaming chips and plaques operations, the timeline and working capital requirements to commence operation of the new Hong Kong facility, the ability to minimize any business disruption due to the relocation of gaming chips and plaques, the expected benefits from the relocation of the gaming chips and plaques operations to Hong Kong, and the prospects for the expanded customer base for the Company’s gaming chips and plaques. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, risks related to Entertainment Gaming Asia’s ability to place gaming machines at significant levels and generate the expected amount of net win from the gaming machines placed, obtain the gaming license and building permits for the casino projects on a timely basis or at all, complete construction and development of the casino and gaming projects on budget and in a timely manner, identify and implement successful marketing and promotional strategies at each of the Company’s casino projects and identify and successfully develop additional projects in the Indo-China region, acquire additional capital as and when needed, adverse weather conditions that cause delays to casino and gaming projects timelines, ability to obtain the needed approval by certain customers from local gaming authorities to continue their purchase of gaming chips and plaques from the Hong Kong facility on a timely basis or at all, complete construction and development of this new facility on budget and in a timely manner, identify and implement successful marketing and promotional strategies and obtain and fulfill significant purchase orders from the customers for the Company’s gaming chips and plaques and those other risks set forth in Entertainment Gaming Asia’s annual report on Form 10-K for the year ended December 31, 2012 filed with the SEC on March 28, 2013 and subsequently filed quarterly reports on Form 10-Q. Entertainment Gaming Asia cautions readers not to place undue reliance on any forward-looking statements. Entertainment Gaming Asia does not undertake, and specifically disclaims any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

The information in this Item 7.01, including the information set forth in the Company’s presentation materials filed as Exhibit 99.1 to this Current Report on Form 8-K, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

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Item 9.01 Financial Statements and Exhibits

(d)	The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description	Method of Filing
99.1	Company presentation materials	Filed electronically herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT GAMING ASIA INC.

Dated: April 25, 2013	/s/ Clarence Chung
Clarence (Yuk Man) Chung
Chief Executive Officer

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